Segment and Revenue Analysis	12 Months Ended
Dec. 31, 2025
Segment and Revenue Analysis [Abstract]
SEGMENT AND REVENUE ANALYSIS

Note 12 – SEGMENT AND REVENUE ANALYSIS

The company is solely engaged in commercial real estate leasing operations in 2025.

An operating segment is a component of the Company that engages in business activities from which it may earn revenues and incur expenses and is identified on the basis of the internal financial reports that are provided to and regularly reviewed by the Company’s chief operating decision maker in order to allocate resources and assess performance of the segment.

In accordance with ASC 280, Segment Reporting, operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (“CODM”), or decision making group, in deciding how to allocate resources and in assessing performance. The Company uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s reportable segments. Management, including the chief operating decision maker, reviews operation results by the revenue of different services. Based on management’s assessment, the Company has determined that it has one operating segment as defined by ASC 280: commercial real estate leasing.

The disaggregated revenue data by geographical regions is set forth as following:

	For the Years Ended December 31,
	2025	2024	2023
China	$1,188,848	$512,157	$754
U.S.	68,736	53,461	-
Less: Sales tax and additional surcharge	(6,325)	(1,892)	-
Total net revenue from continuing operations	$1,251,259	$563,726	$754

Our properties are concentrated in Missouri and Beijing, China.